                                                                   EXHIBIT 23(B)

                         INDEPENDENT AUDITORS' CONSENT

To the Board of Directors
Body Bilt Seating, Inc.
Bryan, Texas

     We consent to the use of our report on the financial statements of BodyBilt Seating, Inc. and to the reference to our firm under the heading "Experts" in the registration statement on Form S-1 and prospectus of ErgoBilt, Inc. relating to the registration of 1,500,000 shares of common stock.

                                            Thompson, Derrig & Slovacek PC

Bryan, Texas

January 30, 1997